EXHIBIT 99.2

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Three months ended
	April 30, 2013	January 31, 2013	April 30, 2012

Net revenue	$27,582	$28,359	$30,693

Costs and expenses:
Cost of sales	21,055	22,029	23,541
Research and development	815	794	850
Selling, general and administrative	3,342	3,300	3,540
Amortization of purchased intangible assets	350	350	470
Restructuring charges	408	130	53
Acquisition-related charges	11	4	17
Total costs and expenses	25,981	26,607	28,471

Earnings from operations	1,601	1,752	2,222

Interest and other, net	(193)	(179)	(243)

Earnings before taxes	1,408	1,573	1,979

Provision for taxes	(331)	(341)	(386)

Net earnings	$1,077	$1,232	$1,593

Net earnings per share:
Basic	$0.56	$0.63	$0.80
Diluted	$0.55	$0.63	$0.80

Cash dividends declared per share	$-	$0.26	$-

Weighted-average shares used to compute net earnings per share:
Basic	1,935	1,953	1,979
Diluted	1,947	1,956	1,987

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS
(Unaudited)
(In millions except per share amounts)

	Six months ended
	April 30,
	2013	2012

Net revenue	$55,941	$60,729

Costs and expenses:
Cost of sales	43,084	46,854
Research and development	1,609	1,636
Selling, general and administrative	6,642	6,907
Amortization of purchased intangible assets	700	936
Restructuring charges	538	93
Acquisition-related charges	15	39
Total costs and expenses	52,588	56,465

Earnings from operations	3,353	4,264

Interest and other, net	(372)	(464)

Earnings before taxes	2,981	3,800

Provision for taxes	(672)	(739)

Net earnings	$2,309	$3,061

Net earnings per share:
Basic	$1.19	$1.55
Diluted	$1.18	$1.53

Cash dividends declared per share	$0.26	$0.24

Weighted-average shares used to compute net earnings per share:
Basic	1,944	1,980
Diluted	1,952	1,995

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
CONSOLIDATED CONDENSED BALANCE SHEETS
(In millions)

	April 30, 2013	October 31, 2012
	(Unaudited)

ASSETS

Current assets:
Cash and cash equivalents	$13,240	$11,301
Accounts receivable	14,606	16,407
Financing receivables	3,212	3,252
Inventory	5,999	6,317
Other current assets	12,514	13,360

Total current assets	49,571	50,637

Property, plant and equipment	11,476	11,954

Long-term financing receivables and other assets	10,205	10,593

Goodwill and purchased intangible assets	35,002	35,584

Total assets	$106,254	$108,768

LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:
Notes payable and short-term borrowings	$6,928	$6,647
Accounts payable	12,313	13,350
Employee compensation and benefits	3,836	4,058
Taxes on earnings	1,015	846
Deferred revenue	6,757	7,494
Other accrued liabilities	13,809	14,271

Total current liabilities	44,658	46,666

Long-term debt	19,863	21,789

Other liabilities	17,801	17,480

Stockholders' equity:
HP stockholders' equity	23,533	22,436
Non-controlling interests	399	397

Total stockholders' equity	23,932	22,833

Total liabilities and stockholders' equity	$106,254	$108,768

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)

		Three months ended
		April 30, 2013	January 31, 2013	April 30, 2012

Net revenue:(a)

	Personal Systems	$7,584	$8,204	$9,470
	Printing	6,081	5,926	6,132
	Total Printing and Personal Systems Group(b)	13,665	14,130	15,602
	Enterprise Group	6,819	6,984	7,546
	Enterprise Services	5,999	5,919	6,489
	Software	941	926	970
	HP Financial Services	881	957	968
	Corporate Investments	10	4	7
	Total segments	28,315	28,920	31,582
	Elimination of intersegment net revenue and other	(733)	(561)	(889)

	Total HP consolidated net revenue	$27,582	$28,359	$30,693

Earnings before taxes:(a)

	Personal Systems	$239	$223	$516
	Printing	958	953	808
	Total Printing and Personal Systems Group(b)	1,197	1,176	1,324
	Enterprise Group	1,082	1,084	1,352
	Enterprise Services	156	76	237
	Software	180	157	172
	HP Financial Services	97	101	96
	Corporate Investments	(56)	(65)	(48)
	Total segment earnings from operations	2,656	2,529	3,133

	Corporate and unallocated costs and eliminations	(179)	(109)	(203)
	Unallocated costs related to stock-based compensation expense	(107)	(184)	(168)
	Amortization of purchased intangible assets	(350)	(350)	(470)
	Restructuring charges	(408)	(130)	(53)
	Acquisition-related charges	(11)	(4)	(17)
	Interest and other, net	(193)	(179)	(243)

	Total HP consolidated earnings before taxes	$1,408	$1,573	$1,979

(a)
HP has implemented certain organizational realignments in the first quarter of fiscal 2013. As a result of these realignments, HP has re-evaluated its segment financial reporting structure and, effective in the first quarter of fiscal 2013, created two new financial reporting segments, the Enterprise Group segment and the Enterprise Services segment, and eliminated two other financial reporting segments, the Enterprise Servers, Storage and Networking (“ESSN”) segment and the Services segment. The Enterprise Group segment consists of the business units within the former ESSN segment and most of the services offerings of the Technology Services (“TS”) business unit, which was previously a part of the former Services segment. The Enterprise Services segment consists of the Applications and Business Services (“ABS”) and Infrastructure Technology Outsourcing (“ITO”) business units from the former Services segment, along with the end-user workplace support services business that was previously a part of the TS business unit. Taking into account these changes, HP has the following seven financial reporting segments: Personal Systems, Printing, the Enterprise Group, Enterprise Services, Software, HP Financial Services and Corporate Investments.

Also as a result of these realignments, the financial results of the Personal Systems commercial products support business, which were previously reported as part of the TS business unit, will now be reported as part of the Other business unit within the Personal Systems segment, and the financial results of the portion of the business intelligence services business that had continued to be reported as part of the Corporate Investments segment following the implementation of prior realignment actions will now be reported as part of the ABS business unit. In addition, the end-user workplace support services business, which, as noted above, was previously a part of the TS business unit and will now become a part of the Enterprise Services segment, will be reported as part of the ITO business unit within that segment.

To provide improved visibility and comparability, HP has reflected these changes to its reporting structure in prior financial reporting periods on an as-if basis, which has resulted in the transfer of revenue and operating profit among the Personal Systems, the Enterprise Group, Enterprise Services and Corporate Investments segments. These changes had no impact on the previously reported financial results for the Printing, Software or HP Financial Services segments. In addition, none of these changes impacted HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

(b)
The Personal Systems segment and the Printing segment are structured beneath a broader Printing and Personal Systems Group (“PPS”). While PPS is not a financial reporting segment, HP provides financial data aggregating the segments within it in order to provide a supplementary view of its business.

HEWLETT-PACKARD COMPANY AND SUBSIDIARIES
SEGMENT INFORMATION
(Unaudited)
(In millions)
		Six months ended April 30,
		2013	2012

Net revenue:(a)

	Personal Systems	$15,788	$18,362
	Printing	12,007	12,390
	Total Printing and Personal Systems Group(b)	27,795	30,752
	Enterprise Group	13,803	14,828
	Enterprise Services	11,918	12,860
	Software	1,867	1,916
	HP Financial Services	1,838	1,918
	Corporate Investments	14	37
	Total Segments	57,235	62,311
	Elimination of intersegment net revenue and other	(1,294)	(1,582)

	Total HP consolidated net revenue	$55,941	$60,729

Earnings before taxes:(a)

	Personal Systems	$462	$975
	Printing	1,911	1,569
	Total Printing and Personal Systems Group(b)	2,373	2,544
	Enterprise Group	2,166	2,681
	Enterprise Services	232	382
	Software	337	334
	HP Financial Services	198	187
	Corporate Investments	(121)	(98)
	Total segment earnings from operations	5,185	6,030

	Corporate and unallocated costs and eliminations	(288)	(356)
	Unallocated costs related to stock-based compensation expense	(291)	(342)
	Amortization of purchased intangible assets	(700)	(936)
	Restructuring charges	(538)	(93)
	Acquisition-related charges	(15)	(39)
	Interest and other, net	(372)	(464)

	Total HP consolidated earnings before taxes	$2,981	$3,800

(a)
HP has implemented certain organizational realignments in the first quarter of fiscal 2013. As a result of these realignments, HP has re-evaluated its segment financial reporting structure and, effective in the first quarter of fiscal 2013, created two new financial reporting segments, the Enterprise Group segment and the Enterprise Services segment, and eliminated two other financial reporting segments, the Enterprise Servers, Storage and Networking (“ESSN”) segment and the Services segment. The Enterprise Group segment consists of the business units within the former ESSN segment and most of the services offerings of the Technology Services (“TS”) business unit, which was previously a part of the former Services segment. The Enterprise Services segment consists of the Applications and Business Services (“ABS”) and Infrastructure Technology Outsourcing (“ITO”) business units from the former Services segment, along with the end-user workplace support services business that was previously a part of the TS business unit. Taking into account these changes, HP has the following seven financial reporting segments: Personal Systems, Printing, the Enterprise Group, Enterprise Services, Software, HP Financial Services and Corporate Investments.

Also as a result of these realignments, the financial results of the Personal Systems commercial products support business, which were previously reported as part of the TS business unit, will now be reported as part of the Other business unit within the Personal Systems segment, and the financial results of the portion of the business intelligence services business that had continued to be reported as part of the Corporate Investments segment following the implementation of prior realignment actions will now be reported as part of the ABS business unit. In addition, the end-user workplace support services business, which, as noted above, was previously a part of the TS business unit and will now become a part of the Enterprise Services segment, will be reported as part of the ITO business unit within that segment.

To provide improved visibility and comparability, HP has reflected these changes to its reporting structure in prior financial reporting periods on an as-if basis, which has resulted in the transfer of revenue and operating profit among the Personal Systems, the Enterprise Group, Enterprise Services and Corporate Investments segments. These changes had no impact on the previously reported financial results for the Printing, Software or HP Financial Services segments. In addition, none of these changes impacted HP’s previously reported consolidated net revenue, earnings from operations, net earnings or net earnings per share.

(b)
The Personal Systems segment and the Printing segment are structured beneath a broader Printing and Personal Systems Group (“PPS”). While PPS is not a financial reporting segment, HP provides financial data aggregating the segments within it in order to provide a supplementary view of its business.